                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        APRIL 13, 2000
                                                 ----------------------------



                             COMPUCREDIT CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

GEORGIA                        000-25751                          58-2336689
--------------------------------------------------------------------------------
(State or other                (Commission                        (IRS
jurisdiction of                 File Number)                      Employer
incorporation)                                                    Identification
                                                                  No.)

ONE RAVINIA DRIVE, SUITE 500, ATLANTA, GEORGIA                    30346
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code            (770) 206-6200
                                                  ------------------------------




                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On April 13, 2000, pursuant to the terms of an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), CompuCredit Corporation ("CompuCredit") acquired all of the issued and outstanding stock of Citadel Group, Inc., a Florida corporation ("Citadel") pursuant to a merger in which TCG Acquisition Corporation, a Florida corporation and wholly-owned subsidiary of CompuCredit, merged with and into Citadel (the "Merger"). Pursuant to the terms of the Merger, Citadel is the surviving corporation and a wholly-owned subsidiary of CompuCredit. All of the issued and outstanding shares of stock of Citadel, which were owned by David L. Butler, Cynthia F. Butler, Benjamin Butler, J. Samuel Butler, Marissa Butler and Lynn B. Hubbard, were converted into an aggregate of 1,783,333 shares of CompuCredit common stock valued at $64.2 million. Citadel markets fee-based products and services to CompuCredit's Aspire-Registered Trademark- Visa -Registered Trademark- cardholders.

         The consideration paid by CompuCredit pursuant to the merger was negotiated at arm's length between the parties on the basis of CompuCredit's assessment of the value of Citadel following an investigation of, and discussions with, Citadel and its representatives concerning Citadel and its business and prospects. It is intended that, for federal income tax purposes, the merger will qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder. The transaction will be accounted for as a pooling of interests.

Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  (1) Balance Sheet as of December 31, 1999

                  (2) Statement of Income for the Year Ended December 31, 1999

                  (3) Statement of Stockholders' Deficit as of December 31, 1999

                  (4) Statement of Cash Flows for the Year Ended December 31,
                      1999

                  (5) Notes to Financial Statements.

         (b)      PRO FORMA FINANCIAL INFORMATION.


                  Pro forma financial information required by Item 7 of Form 8-K will be filed by amendment no later than 60 days after the date of this report.


         (c)      EXHIBITS.

                  10.1 Agreement and Plan of Merger and Reorganization, dated as of April 13, 2000, by and among CompuCredit Corporation, TCG

                           Acquisition Inc., Citadel Group, Inc., David L. Butler, Cynthia F. Butler, Benjamin Butler, J. Samuel Butler, Marissa Butler and Lynn B. Hubbard.

                  23.1     Consent of Ernst & Young LLP.

                  99.1     Press release dated April 13, 2000.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COMPUCREDIT CORPORATION

                                         Registrant

                                         By:   /s/ BRETT M. SAMSKY
                                               ---------------------------------
                                               Brett M. Samsky
                                               Chief Financial Officer

Date:  April 27, 2000

                               CITADEL GROUP, INC.

                          AUDITED FINANCIAL STATEMENTS

                      For the year ended December 31, 1999

                                    CONTENTS


Report of Independent Auditors................................................1

                          Audited Financial Statements

Balance Sheet.................................................................2

Statement of Income...........................................................3

Statement of Stockholders' Deficit............................................4

Statement of Cash Flows.......................................................5

Notes to Financial Statements.................................................6


                         Report of Independent Auditors

Board of Directors
Citadel Group, Inc.

We have audited the accompanying balance sheet of Citadel Group, Inc. as of December 31, 1999 and the related statements of income, stockholders' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Citadel Group, Inc. at December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.


                                         /s/ Ernst & Young LLP


Atlanta, Georgia

March 13, 2000, except for Note 9,
as to which the date is April 13, 2000

                               CITADEL GROUP, INC.

                                  BALANCE SHEET

                                DECEMBER 31, 1999



ASSETS
Cash and cash equivalents                                             $   29,033
Short-term investments                                                   250,000
Accounts receivable                                                      688,490
Note receivable                                                          125,000
Prepaid expenses and other current assets                                101,574
                                                                      ----------
Total current assets                                                   1,194,097

           Property and equipment,  net of accumulated
   depreciation of $255,715                                              471,150
Notes receivable from stockholder                                         82,047
Other assets                                                              11,747
                                                                      ----------
Total assets                                                          $1,759,041
                                                                      ==========

LIABILITIES AND STOCKHOLDERS' DEFICIT
Liabilities:

   Accounts payable                                                   $  323,071
   Accrued expenses                                                      441,878
   Deferred revenue                                                      920,644
   Current portion of note payable and capital leases                     45,209
                                                                      ----------
Total current liabilities                                              1,730,802

Capital lease obligations                                                 52,564
Note payable, less current portion                                       117,751
                                                                      ----------
Total long-term liabilities                                              170,315

STOCKHOLDERS' DEFICIT

    Common stock, $1.00 par value; 2,000 shares authorized;
    1,000 shares issued and outstanding                                    1,000
    Additional paid-in capital                                           578,000
           Retained deficit                                             (721,076)
                                                                      ----------
           Total stockholders' deficit                                  (142,076)
                                                                      ----------
           Total liabilities and stockholders' deficit                $1,759,041
                                                                      ==========



SEE ACCOMPANYING NOTES.

                               CITADEL GROUP, INC.

                               STATEMENT OF INCOME

                          Year ended December 31, 1999

Revenues                                                             $9,918,745

Expenses:
   Cost of revenues                                                     859,966
   Selling                                                            2,250,112
   General and administrative                                         1,774,564
                                                                     -----------
Total expenses                                                        4,884,642
                                                                     -----------

Operating income                                                      5,034,103

Investment income, net                                                   57,611
                                                                     ===========
Net income                                                           $5,091,714
                                                                     ===========


SEE ACCOMPANYING NOTES.

                               CITADEL GROUP, INC.

                       STATEMENT OF STOCKHOLDERS' DEFICIT

                                                                  Additional
                                                                   Paid-in
                                                                   Capital
                                                    Common Stock                Retained Deficit
                                           Shares                                                        Total
                                         ---------- ----------- --------------- ------------------ -------------------
BALANCE AT JANUARY 1, 1999                  1,000      $1,000       $578,000         $(1,812,790)       $(1,233,790)
   NET INCOME                                   -           -              -           5,091,714          5,091,714
   DISTRIBUTION TO STOCKHOLDERS                 -           -              -          (4,000,000)        (4,000,000)
                                         ========== =========== =============== ================== ===================
BALANCE AT DECEMBER 31, 1999                1,000      $1,000       $578,000         $  (721,076)       $  (142,076)
                                         ========== =========== =============== ================== ===================



SEE ACCOMPANYING NOTES.

                               CITADEL GROUP, INC.

                             STATEMENT OF CASH FLOWS

                          Year ended December 31, 1999



OPERATING ACTIVITIES
Net income                                                                             $ 5,091,714
Adjustments to reconcile net loss to cash used in operating activities:
     Depreciation and amortization                                                         122,539
     Changes in assets and liabilities:

                  Increase in prepaid expenses and other current assets                    (65,337)
                  Increase in accounts receivable                                         (687,589)
                  Increase in other assets                                                (187,703)
                  Increase in accounts payable                                             249,864
                  Increase in accrued expenses                                             395,546
                  Decrease in deferred revenue                                            (872,173)
                                                                                       ------------
Net cash provided by operating activities                                                4,046,861

INVESTING ACTIVITIES

   Purchase of short-term investments                                                     (250,000)
   Purchase of furniture, fixtures, leasehold improvements and equipment
                                                                                          (384,285)
                                                                                       ------------
Net cash used in investing activities                                                     (634,285)

FINANCING ACTIVITIES

   Proceeds from note payable                                                              162,960
   Principal payments under capital lease obligations                                       (1,496)
   Dividends paid to stockholders                                                       (4,000,000)
                                                                                       ------------
Net cash used in financing activities                                                   (3,838,536)

Net decrease in cash                                                                      (425,960)
Cash and cash equivalents at beginning of period                                           454,993
                                                                                       ------------
Cash and cash equivalents at end of period                                             $    29,033
                                                                                       ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION Cash paid during the year for:

   Interest                                                                            $     8,374
                                                                                       ===========




SEE ACCOMPANYING NOTES.

                  Citadel Group, Inc.

Notes to Financial Statements

                                December 31, 1999

1. NATURE OF BUSINESS

Citadel Group, Inc. (the "Company") was formed on December 30, 1997 under the laws of the state of Florida. The Company markets memberships in various discount purchasing, travel, and overdraft protection programs on behalf of American Consumer Alliance ("ACA") to customers throughout the United States. ACA is a member-owned not for profit entity. Memberships are solicited through telemarketing and credit card affinity programs.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in financial statements and accompanying notes. Significant estimates relate primarily to the calculation of deferred revenue and costs. Actual results could differ from those estimates.

REVENUE RECOGNITION

Prior to June 1999, under the terms of an agreement with ACA the Company deferred all membership fee revenue over the term of the contractual cancellation period (generally 90 days) and recognized the fee revenue pro rata over the remaining membership period (generally nine months). Direct costs associated with memberships sold, including fulfillment and solicitation costs, were deferred over the same period. Amounts classified as deferred revenue in the accompanying balance sheet represent deferred membership fees, which are presented net of related costs. At January 1, 1999, the Company had deferred revenue of approximately $1,793,000. During 1999, the Company received cash from customers for membership fees totalling approximately $3,314,000, and recognized revenue on such fees totalling approximately $4,132,000, and paid refunds totalling approximately $62,000.

In June 1999, the Company terminated its previous agreement with ACA and entered into a new agreement under which the Company receives a commission for each new membership marketed for ACA. ACA assumes all responsibility for fulfillment of the membership contract, and the Company has no continuing obligation. All commission revenue generated subsequent to the execution of the new agreement is recognized when the membership is sold to the customer. Related costs are expensed at the time incurred.

During 1999, the Company entered into a marketing agreement with CompuCredit Corporation ("CompuCredit") to solicit the Company's products to CompuCredit's credit card customers. During 1999, the Company recognized $3,549,186 of revenue as a result of this arrangement and had accounts receivable from CompuCredit of $67,164 at December 31, 1999.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts of cash and cash equivalents, accounts receivable, and accounts payable approximate fair value due to their short-term nature. Short-term investments are classified as available-for-sale and are carried at fair value.

PROPERTY AND EQUIPMENT

Property and equipment consists of furniture, fixtures, equipment and leasehold improvements and are recorded at cost. Depreciation is recorded utilizing accelerated methods over the estimated useful lives of the assets, generally, ranging from five to seven years. Expenditures for routine maintenance and repairs are charged to expense as incurred.

INCOME TAXES

The stockholders of the Company have elected under Subchapter S of the Internal Revenue Code to include the Company's income in their own income for federal income tax purposes. Accordingly, the Company is not subject to federal income taxes.

RECENT ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities." In July 1999, the FASB issued statement No. 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133," which deferred the effective date of Statement No. 133 to fiscal years beginning after June 15, 2000. Adoption of Statement No. 133 is not expected to have a material impact on the results of operations or financial position of the Company.

In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" ("SAB 101"). Although SAB 101 does not change any of the current literature on revenue recognition, it clarifies how existing rules should be applied to transactions not addressed by existing rules. Adoption of SAB 101 is not expected to have a material impact on the results of operations or financial position of the Company.

3. PROPERTY AND EQUIPMENT

Furniture, fixtures, leasehold improvements and equipment are carried at cost. Depreciation and amortization are provided on the accelerated basis over the estimated useful lives of the assets.


                                                             DECEMBER 31, 1999
                                                             -----------------
Furniture, fixtures and equipment                             $    687,084
Leasehold improvements                                              39,781
                                                              -------------
         Total                                                     726,865

Accumulated depreciation                                          (255,715)

                                                              -------------
         Property and equipment, net                          $    471,150
                                                              =============


4. NOTE PAYABLE

The Company obtained a note from a bank in December 1999. The note bears interest at 8.25% and has a term of 48 months with monthly payments of $4,026. The Company pledged its property and equipment obtained with the proceeds as collateral. The balance at December 31, 1999 was $162,960. Future payments for principal on the note are as follows:


2000                                                 $    36,223
2001                                                      39,327
2002                                                      42,697
2003                                                      44,713
2004                                                           -
                                                     -----------
Total                                                   $162,960
                                                     ===========


5. LEASES

In 1999, the Company entered into two capital leases for the purchase of certain equipment. The leases have payments ranging from $414 to $720 and lease terms of 58 to 60 months.

The Company leases its office space under an agreement expiring in March 2004. The lease contains a renewal option for an additional five years. The Company also leases storage facilities on a month to month basis. The future minimum payments under operating leases that have non-cancelable terms in excess of one year are as follows:


2000                                                 $    94,152
2001                                                      96,270
2002                                                      99,158
2003                                                     102,223
2004                                                      25,721
Thereafter                                                     -
                                                     -----------
Total                                                   $417,524
                                                     ===========


Rent expense was $103,094 for the year ended December 31, 1999.

6. BENEFIT PLAN

In 1998, the Company adopted a 401(k) plan (the "Plan") that is available to substantially all of its employees. The Company provides a match of 50% of the employees' contribution, with a maximum benefit of up to 6% of eligible compensation. In addition, the Company may at its discretion elect to contribute additional amounts into the Plan. Contribution expense for the Plan was $79,698 in 1999.

7. NOTES RECEIVABLE FROM STOCKHOLDER

The Company has notes receivable from a stockholder. The notes bear interest ranging from 5.19% to 5.41% and have terms of 36 months expiring in July and October of 2002. The notes call for all principle and interest to be paid at each respective expiration date. As of December 31, 1999, the outstanding balance was $82,047.

8. PRO FORMA INCOME TAX INFORMATION

The Company had net operating income (current and deferred) for the purposes of FASB Statement No. 109 of approximately $5,103,000 for 1999. Had the Company filed a federal income tax return as a regular corporation, income tax expense under the provisions of FASB Statement No. 109 would have been approximately $1,920,000 for the year ended December 31, 1999.

9. SUBSEQUENT EVENT

On April 13, 2000, the shareholders of the Company signed an Agreement and Plan of Merger and Reorganization with CompuCredit whereby all of the issued and outstanding stock of the Company will be exchanged for shares of CompuCredit common stock. The Company will become a wholly-owned subsidiary of CompuCredit.

10. YEAR 2000 SUBJECT (UNAUDITED)

The Company completed all phases of its Year 2000 plan prior to December 31, 1999 and has not experienced any significant Year 2000 problems.

The Company will continue monitoring its core operating systems and third-party service providers for potential Year 2000 issues and maintain a contingency plan throughout 2000.

                                  EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION

10.1 Agreement and Plan of Merger and Reorganization, dated as of April 13, 2000, by and among CompuCredit Corporation, TCG Acquisition Inc., Citadel Group, Inc., David L. Butler, Cynthia F. Butler, Benjamin Butler, J. Samuel Butler, Marissa Butler and Lynn B. Hubbard.

23.1     Consent of Ernst & Young LLP.

99.1     Press release dated April 13, 2000.